UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period:  March 31, 2021

Item 1. Report to Stockholders.

(a)	[Insert full text of semi-annual report here]

Ticker:   C   S   C   A   X

Cusip:      56166Y875

Cove Street Capital
Small Cap Value Fund

March 31st

2	0	2	1

Semi-Annual Report

www.CoveStreetFunds.com | 866-497-0097

C  S  C  A  X

2  0  2  1

Semi-Annual Report 2021 Cove Street Capital Small Cap Value Fund C S C A X

Table of
Contents

☐	Letter to Shareholders	4
☐	Performance	7
☐	Expense Example	8
☐	Holdings Presentation	9
☐	Semi-Annual Schedule of Investments	10
☐	Financial Statements	12
☐	Financial Highlights	15
☐	Notes to Financials	16
☐	Appendix	23

www.CoveStreetFunds.com
866-497-0097

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders March 31, 2021 (unaudited)

Dear Fellow
Shareholders,

This constitutes our “Mid-Year” letter which by mutual fund regulation is focused on the six months ending March 31st. Since we write to our partners on a quarterly basis, some of what follows is a rehash of our last letter, since the investments that have contributed to our recent good news are mostly the same.

We will simply again note that there are many unusual things wrong in the world, and equity markets in general are near or past historical high water marks of price and valuation. That makes us cautious and while the Fund’s performance of 50.00% for the six-month period ended March 31st was strong versus any semblance of good taste and experience, relevant indices have also done well or better as we passed on some “doozies” of risk/reward out of caution and those turned out to include some big winners. It won’t be the last time something good happens  outside our  portfolio, but we continue to cling to a cautious stance in equity selection. Return of capital is as important as return on capital.

We have no special prowess as to where markets are headed and when. We are much more confident of two things. First, we own small pieces of business that represent exceptional value or are exceptional businesses—our so-called Grahams and Buffetts. We have done our own deep due diligence, continue to work hard on them and in some cases with them, and in almost all cases are willing to buy more at lower prices/better valuations. That is a different mindsight than trading pieces of paper back and forth. Second, our fishing pool—what is considered “smaller capitalization value stocks”—remains distinctly underpriced vis a vis what we would simply call either ‘true and utter nonsense stocks,’ or merely incredibly overvalued good companies. History suggests there is long duration in that relative trade.

As Ernest Hemingway once noted, inevitable changes often happened very slowly…and then ALL AT ONCE for reasons which lie well outside of a quantitative of financial history.

Normally we start with our detractors, but this quarter we do not have any that were meaningful. This will not always be the case, but we will savor this instance. Our top contributor was GP Strategies Corporation (Ticker: GPX), which had a massive rally recently on the back of improving topline results with sustained corporate cost cutting. GPX has also made a series of small asset sales at valuations 4x (multiples higher) the multiple of the whole company, highlighting its ‘cheapness,’ as well as completely de- levering the company. We expect further progress on all fronts, but we have been reducing our position as it approaches a semblance of reasonable value.

Also on the plus side we have Viasat (Ticker: VSAT), which bounced back in expectations for its inflight connectivity business improving with greater travel activity. We have a longer-term view that the company is severely mispriced by the market with its defense business worth as much, if not more, as the entire market cap today and the massively positive, in our view, launch of VSAT 3 in 2022 draws nearer. We continue to hold the company as a top position in our strategy.

Next up is PQ Group Holdings (Ticker: PQG). When we first invested in PQG, it was a group of four businesses that mainly manufactured specialty chemicals and provided refining services. It was trading at 8x EBITDA versus comparable specialty chemical companies that were trading at 10-12x EBITDA. At around the time of our investment, PQG publicly committed to selling lower margin segments. Subsequent to our investment, PQG divested its Performance Materials segment, a lower quality business, for 8.7x EBITDA, a multiple greater than our original investment at 8x EBITDA. Then, PQG divested its other lower margin business, Performance Chemicals, for 9.4x EBITDA. Now, the remaining business is expected to have high single-digit organic growth and EBITDA margins of ~35%+.

C S C A X

Letter to Shareholders — (continued) March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

The top two majority  shareholders of PQG, which own approximately 70% of the company, have proven  to be shareholder-friendly by sensibly divesting businesses and have used the cash from the divestitures to pay down debt and distribute dividends. These value-realizing actions, along with tight cost controls that have held margins  stable during  COVID-19, have bolstered the stock price.

With regard to E.W. Scripps Company (Ticker: SSP), after the 2016 election in the U.S., many investors decided that political advertising on broadcast television was dead. In fact, all ad spending was going to move to digital platforms like Facebook, and therefore the biennial political gravy train for owners of broadcast affiliates was over. Unfortunately for the bears, 2020 turned out to be far and above anything people ever expected in terms of ad dollars flowing to broadcast. Oddly enough, broadcasters were likely the beneficiaries of all of the policing of disinformation that Facebook and YouTube had to perform. Suddenly, digital political advertising was toxic and that benefitted our position in SSP, which was ultimately one of our best performers during the quarter. In addition to having the tailwind from a blowout political year, the company also made a sneaky, good acquisition of a company called ION Media. ION is a fast growing ‘Over the Air’ (OTA) broadcast network that offers really compelling synergies that no other broadcast company could legitimately realize. SSP’s CEO Adam P. Symson has done a really nice job zigging when others are zagging, and we have been pleased with the capital allocation at Scripps, both in terms of acquisitions and divestitures. We trimmed the stock as the position became overweight, but we think there is plenty more upside if the company can continue to grow its non- broadcast TV portfolio. And, given the history of spinning off assets (most notably Scripps Networks (Ticker: SNI)), we will even venture to say that there is a good chance that side gets spun off to be its own company at some point.

We can speak somewhat to our last contributor in a single breath: ‘People are insatiably incented to get out of their house and do something. Anything.’ We see Six Flags Entertainment (Ticker: SIX) as a longer- term ‘franchise holding’ and have weighted it accordingly. Plus, we see even more upside.

We thank you as partners with us in the management of the fund. This has not been an easy year for anyone in almost any fashion, and we do feel that sense of service to work for you that brings satisfaction in excess of fees.

Best Regards,

Jeffrey Bronchick, CFA
Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders — (continued) March 31, 2021 (unaudited)

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Return of Capital occurs when an investor receives back a portion of their original investment that is not considered income or capital gains.

Return on Capital is a financial formula used to gauge the profitability of a company or investment. It is calculated by dividing the net income earned by the sum of debt plus equity.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of a company's overall financial performance and is used as an alternative to net income in some circumstances.

The Cove Street Capital Small Cap Value Fund is distributed by Quasar Distributors, LLC.

C S C A X

Institutional Class Performance March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

ANNUALIZED RATES OF RETURN (%) as of March 31, 2021

VALUE OF $10,000 INVESTMENT as of March 31, 2021

(1)	The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)	The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an Index.

(3)	The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Expense Example March 31, 2021 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 – March 31, 2021).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE 10/01/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID DURING PERIOD (1) 10/1/2020 – 3/31/2021

Institutional Class Actual (2)	$1,000.00	$1,500.00	$7.60

Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.14

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.22%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2021 of 50.00%.

C S C A X

Holdings Presentation March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

Sector Allocation(1) (% of net assets) as of March 31, 2021

Top Ten Equity Holdings(1) (% of net assets) as of March 31, 2021

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Schedule of Investments March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

	Shares	Value
COMMON STOCKS - 93.8%

Basic Materials - 16.6%
Compass Minerals International	111,100	$6,968,192
GCP Applied Technologies, Inc. *	80,000	1,963,200
PQ Group Holdings, Inc.	310,000	5,177,000
Sandstorm Gold Ltd. *	206,024	1,400,963
UFP Technologies *	39,000	1,942,980
		17,452,335
Consumer Discretionary - 14.9%
Apex Global Brands, Inc. * (a) (c)	7,898	12,455
Apex Global Brands, Inc. *	23,714	45,057
E.W. Scripps, Class A	182,700	3,520,629
KAR Auction Services, Inc. *	175,000	2,625,000
Liberty TripAdvisor Holdings, Inc. *	202,400	1,291,312
Six Flags Entertainment Corp. *	55,000	2,555,850
Skechers U.S.A., Inc. *	85,000	3,545,350
TEGNA	40,000	753,200
Wayside Technology Group, Inc.	51,939	1,305,747
		15,654,600
Consumer Staples - 2.7%
Landec Corp. *	268,000	2,840,800

Energy - 1.9%
Blueknight Energy Partners LP	134,503	435,790
CNX Resources Corp. *	108,500	1,594,950
		2,030,740
Financials - 10.2%
Global Indemnity Group	88,460	2,621,954
Hallmark Financial Services *	167,497	649,889
StoneX Group, Inc. *	60,000	3,922,800
White Mountains Insurance Group	3,198	3,565,450
		10,760,093
Health Care - 5.4%
Phibro Animal Health Corp.	110,000	2,684,000
Viemed Healthcare *	296,300	2,998,556
		5,682,556
Industrials - 21.6%
AZZ	64,200	3,232,470
Colfax *	130,000	5,695,300
DLH Holdings *	130,000	1,289,600
GP Strategies *	300,000	5,235,000
KBR, Inc.	106,500	4,088,535
Standex International Corp.	25,300	2,417,921
Transcat *	15,000	736,200
		22,695,026
Technology - 5.3%
CommVault Systems, Inc. *	39,000	2,515,500
Great Elm Capital Group *	766,610	1,870,528
SecureWorks Corp. *	90,200	1,206,876
		5,592,904
Telecommunications - 12.1%
Millicom International Cellular *	134,200	5,127,782
ViaSat *	159,100	7,647,937
		12,775,719
Utilities - 3.1%
Heritage-Crystal Clean *	120,000	3,255,600

Total Common Stocks
(Cost $77,707,578)		98,740,373

See Notes to the Financial Statements.

C S C A X

Schedule of Investments — (continued) March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

	Shares	Value
PREFERRED STOCKS - 2.0%
Energy - 2.0%
Blueknight Energy Partners LP
Total Preferred Stocks (Cost $1,841,965)	266,075	2,064,742

SUBORDINATED NOTES - 2.8%	Par
Consumer Discretionary - 2.8%
Apex Global Brands, Inc.
10.75%, (3 month LIBOR + 8.75%, minimum of 10.75%), 11/02/2021 (c) (d)
TOTAL SUBORDINATED NOTES (Cost $5,310,777)	$5,382,155	2,906,363

WARRANTS - 0.0%	Shares
Consumer Discretionary - 0.0%
Apex Global Brands, Inc. (Expires 08/11/24, Exercise Price $126.60) * (b)	1,975	–
Apex Global Brands, Inc. (Expires 12/07/24, Exercise Price $67.50) * (b)	5,926	–
Total Warrants (Cost $446,040)		–

SHORT-TERM INVESTMENT - 1.7%
Invesco Treasury Obligations Portfolio, Institutional Class, 0.01% ^
Total Short-Term Investment (Cost $1,847,725)	1,847,725	1,847,725

Total Investments - 100.3% (Cost $87,154,085)		105,559,203
Liabilities in Excess of Other Assets - (0.3)%		(283,707)
Total Net Assets - 100.0%		$105,275,496

*	Non-income producing security.

(a)
Security is restricted from resale and considered illquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $12,455, which represents less than 0.1% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(b)
Security is considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value $0, which represents 0.0% of total net assets. See Notes 2 and 3 in Notes to Financial Statements.

(c)
Security is considered illiquid and is categorized in Level 3 of the fair value heirarchy. These Level 3 illiquid securities have a total fair value $2,918,818, which represents 2.8% of total net assets. See Notes 2 and 3 in Notes to Financial Statements.

(d)	Variable rate security. The rate shown is the rate in effect as of March 31, 2021.

^	The rate of shown is the annualized seven day effective yield as of March 31, 2021.

See Notes to Financial Statements.

C S C A X

Statement of Assets and Liabilities March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

ASSETS:
Investments, at value (Cost: $87,154,085)	$105,559,203
Cash	168,907
Dividends and interest recievable	57,971
Receivable for capital shares sold	107,001
Receivable for investment securities sold	960,495
Prepaid expenses	15,301
106,868,878

LIABILITIES:
Payable for investment securities purchased	1,359,150
Reserve for interest, including paid-in-kind	24,911
Payable to investment adviser	77,101
Payable for capital shares redeemed	74,800
Payable for transfer agent fees & expenses	28,136
Payable for fund administration & accounting fees	19,460
Payable for compliance fees	3,708
Payable for trustee fees	2,389
Payable for custody fees	2,943
Accrued expenses	784
Total liabilities	1,593,382

NET ASSETS	$105,275,496

NET ASSETS CONSIST OF:
Paid-in capital	$83,217,595
Total accumulated gain	22,057,901
Net Assets	$105,275,496

Shares issued and outstanding (1)	2,579,120

(1)	Unlimited shares authorized without par value.

(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Statement of Operations For the Period Ended March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

INVESTMENT INCOME:
Dividend income	$817,585
Interest income	236,138
Total investment income	1,053,723

EXPENSES:
Investment adviser fees (See Note 4)	386,215
Transfer agent fees & expenses (See Note 4)	46,256
Fund administration & accounting fees (See Note 4)	39,872
Federal & state registration fees	17,076
Other Expenses	14,048
Postage & printing fees	10,614
Audit fees	10,010
Legal fees	8,684
Compliance fees (See Note 4)	7,457
Trustee fees	7,362
Custody fees (See Note 4)	7,182
Insurance expense	1,016
Total expenses before interest	555,792
Interest expense (See Note 9)	15
Total expenses before recoupment/waiver	555,807
Adviser recoupment (See Note 4)	1,872
Less: waiver from investment adviser (See Note 4)	(1,872)
Net expenses	555,807

NET INVESTMENT INCOME	497,916

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	6,489,077
Net change in unrealized appreciation/depreciation on investments	29,117,341
Net realized and unrealized gain on investments	35,606,418

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,104,334

See Notes to Financial Statements.

C S C A X

Statements of Changes in Net Assets March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

	Six Months Ended March 31, 2021 (unaudited)	Year Ended September 30, 2020

OPERATIONS:
Net investment income	$497,916	$995,645
Net realized gain (loss) on investments	6,489,077	(2,300,035)
Net change in unrealized appreciation/depreciation on investments	29,117,341	(22,559,977)
Net increase (decrease) in net assets from operations	36,104,334	(23,864,367)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,004,372	24,829,692
Proceeds from reinvestments of distributions	982,224	872,970
Payments for shares redeemed	(11,314,987)	(47,690,472)
Redemption fees	646	1,717
Decrease in net assets resulting from capital share transactions	(4,327,745)	(21,986,093)

DISTRIBUTIONS TO SHAREHOLDERS:	(1,099,558)	(995,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,677,031	(46,845,921)

NET ASSETS:
Beginning of period	74,598,465	121,444,386
End of period	$105,275,496	$74,598,465

See Notes to Financial Statements.

C S C A X

Financial Highlights (for a Fund Share Outstanding Throughout the Periods)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

	Six Months
	Ended March
	31, 2021	Year Ended September 30,
	(unaudited)	2020	2019	2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of period	$27.56	$34.89	$37.51	$36.49	$34.21	$31.66

Investment operations:
Net investment income (loss)	0.20	0.35	0.24	(0.04)	(0.18)	(0.15	)(1)
Net realized and unrealized gain (loss) on investments	13.48	(7.40)	(1.84)	2.10	2.92	4.33
Total from investment operations	13.68	(7.05)	(1.60)	2.06	2.74	4.18

Less distributions:
From net investment income	(0.42)	(0.28)	-	-	-	-
From net realized gains	-	-	(1.02)	(1.04)	(0.46)	(1.63)
Total distributions	(0.42)	(0.28)	(1.02)	(1.04)	(0.46)	(1.63)
Paid-in capital from redemption fees	- (2)	- (2)	- (2)	- (2)	- (2)	-	(2)

Net asset value, end of period	$40.82	$27.56	$34.89	$37.51	$36.49	$34.21

TOTAL RETURN (3)	50.00%	-20.43%	-4.26%	5.92%	8.17%	13.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$105.3	$74.6	$121.4	$148.4	$147.4	$119.7

Ratio of expenses to average net assets:
Before expense waiver/recoupment (4)	1.22%	1.18%	1.22%	1.16%	1.20%	1.38%
After expense waiver/recoupment (4)	1.22%	1.18%	1.23%	1.16%	1.20%	1.22%

Ratio of net investment income (loss) to
average net assets:
After expense waiver/recoupment (4)	1.10%	0.95%	0.65%	(0.11)%	(0.59)%	(0.45)%

Portfolio turnover rate (3)	32%	70%	53%	59%	48%	85%

(1)	Per share amounts are calculated using the average shares outstanding method.

(2)	Amount per share is less than $0.01.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements March 31, 2021 (unaudited)

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2021, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2021, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2017.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

C S C A X

Notes to Financial Statements — (continued) March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At March 31, 2021, the Fund had investments in illiquid securities with a total value of $2,918,818 or 2.8% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares/Par	Dates Acquired	Cost Basis
Apex Global Brands, Inc. Notes	$ 5,382,155	Aug. 2018	$5,310,777
Apex Global Brands, Inc.	7,898	Aug. 2017	$828,700
Apex Global Brands, Inc. Warrant (08/11/24)	1,975	Aug. 2017	$171,207
Apex Global Brands, Inc. Warrant (12/07/24)	5,926	Dec. 2017	$274,833

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements — (continued) March 31, 2021 (unaudited)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Debt Securities – Convertible bonds and subordinated notes held by the Fund may be valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These bonds and notes are categorized in Level 2 of the fair value hierarchy. Due to market data not being readily available, the subordinated notes may be valued using a market approach, as approved by the Board. When the market approach is used to value certain debt instruments, they typically are categorized in Level 3 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$98,727,918	$-	$12,455	$98,740,373
Preferred Stock	2,064,742	-	-	2,064,742
Subordinated Notes	-	-	2,906,363	2,906,363
Warrants	-	-	-	-
Short-Term Investment	1,847,725	-	-	1,847,725
Total Investments in Securities	$102,640,385	$-	$2,918,818	$105,559,203

Continued on next page.

C S C A X

Notes to Financial Statements — (continued) March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of September 30, 2020	$2,058,103
Accrued discounts/premiums	-
Realized losses	-
Change in net unrealized appreciation/depreciation	860,715
Net sales	-
Transfers into and/or out of Level 3	-
Balance as of March 31, 2021	$2,918,818
Change in unrealized appreciation/depreciation during the year for Level 3 investments held at March 31, 2021	$860,715

The Level 3 investments, as of March 31, 2021, represented 2.8% of the Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation technique, unobservable input used, and other information related to the fair value of the Level 3 investments as of March 31, 2021:

Security Type	Fair Value as of March 31, 2021	Valuation Technique	Unobservable Input (a)	Range/Weighted Average
Common Stocks	$12,455	Consensus Pricing	Discount for lack of marketability	17%
Subordinated Notes	$2,906,363	Market Approach	Expected return of principal	46% - 65%
Subordinated Notes	$2,906,363	Market Approach	Multiples of similar companies	0.9x – 6.2x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for lack of marketability	Decrease	Increase
Likelihood of issuer to complete transaction	Increase	Decrease
Multiples of similar companies	Increase	Decrease

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets.

C S C A X	C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements — (continued) March 31, 2021 (unaudited)

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Total fee recoupment in the fiscal period ended March 31, 2021, was $1,872, which represented fee waivers occurring during the current fiscal year. As of March 31, 2021, the Fund has no previously waived fees or reimbursed expenses subject to potential recovery.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2021, are disclosed in the Statement of Operations.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period March 31, 2021	For the Year Ended September 30, 2020
Institutional Class:
Shares sold	167,901	891,912
Shares issued to holders in reinvestment of distributions	29,720	23,205
Shares redeemed	(325,269)	(1,689,623)
Net decrease in shares outstanding	(127,648)	(774,506)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2021, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$27,380,303	$33,485,481

C S C A X

Notes to Financial Statements — (continued) March 31, 2021 (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2020, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Depreciation	Federal Income Tax Cost
$8,744,764	$(20,888,846)	$(12,144,082)	$86,818,036

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2020, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Other Accumulated Losses	Unrealized Depreciation	Total Distributable Earnings
$775,190	$(1,577,983)	$(12,144,082)	$(12,946,875)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2020, the Fund did not defer any qualified late year losses. As of September 30, 2020, the Fund had a short-term capital loss carryforward of $1,577,983, which will be permitted to be carried over for an unlimited period.

The tax character of distributions paid for the period ended March 31, 2021, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$1,099,558	$-	$1,099,558
Amount per Share	$0.42111	$-	$0.42111

The tax character of distributions paid for the year ended September 30, 2020, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$995,461	$-	$995,461
Amount per Share	$0.27581	$-	$0.27581

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Continued on next page.

C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements — (continued) March 31, 2021 (unaudited)

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2021, there were no shareholders owning more than 25% of the Fund’s outstanding shares.

9. LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $10,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 23, 2021. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of March 31, 2021. The interest rate during the period was 3.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 3.25%. For the period ended March 31, 2021, the Fund’s LOC activity was as follows:

Average Borrowings	Amount Outstanding as of March 31, 2021	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
$940	$ -	$15	$98,000	11/2/2020

10. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

C S C A X

Appendix

Appendix Contents

Additional Information

Privacy Notice

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information — (continued) (unaudited)

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2021, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 6, 2021, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information — (continued) (unaudited)

Approval of Investment Advisory Agreement - Continued

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the investment philosophy of the portfolio manager and his extensive investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to those used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998. The Trustees also reviewed Cove Street’s audited financial statements and capitalization and concluded that, although Cove Street had seen a reduction in assets under management during the 12 months ended September 30, 2020, Cove Street had sufficient resources to support the management of the Fund. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street.  In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer group according to Morningstar classifications, and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the Fund’s performance for the year-to-date, one-year, three-year, five-year, and ten-year periods ended October 31, 2020, trailed the peer group median and average. The Trustees also noted that the Fund had underperformed the benchmark Russell 2000 Index and the Russell 2000 Value Index over all reviewed periods ended October 31, 2020. The Trustees also considered the additional analysis provided by the Adviser at the request of the Board with regard to the Fund’s underperformance, performance attribution and process. The Trustees also reviewed the Fund’s strong performance for the period from October 31, 2020 through January 31, 2021.  The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy attributable to Cove Street’s efforts to mitigate the tax impact on taxable accounts in the composite. In addition, the Trustees considered that the Fund had achieved positive total returns over the 10-year period ended October 31, 2020.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12-month period ended September 30, 2020.

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Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information — (continued) (unaudited)

Approval of Investment Advisory Agreement - Continued

The Trustees also considered the effect of an expense limitation agreement on Cove Street’s compensation and that Cove Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees noted that, for the Fund’s fiscal year ended September 30, 2020, the Fund was operating below the expense cap. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street.  The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was above the median and average management fees reported for the peer group. The Trustees also noted that the Fund’s management fee was equal to the peer group average and median when compared to similarly-sized funds.  The Trustees also considered that the total expenses of the Fund were higher than the average and median total expenses reported for the peer group, but that the average net assets of funds comprising the peer group were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

C S C A X

Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information — (continued) (unaudited)

AVAILABILITY OF fUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at www.sec.gov.

C S C A X

Privacy Notice (unaudited)	Semi-Annual Report 2021 — CSCAX Cove Street Capital Small Cap Value Fund

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Semi-Annual Report 2021

Cove Street Capital
Small Cap Value Fund

C  S  C  A  X

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

INVESTMENT ADVISER
Cove Street Capital, LLC
2101 East El Segundo Boulevard, Suite 302
El Segundo, CA  90245

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

ADMINISTRATOR, FUND ACCOUNTANT
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date  June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date   June 4, 2021

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date   June 4, 2021